UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2009

KAISER VENTURES LLC

(Exact name of registrant as specified in its charter)

DELAWARE	000-33433	33-0972983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3633 Inland Empire Blvd., Suite 480, Ontario, CA	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 909.483.8500

___________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective June 1, 2009, Kaiser Ventures LLC (“Kaiser”) and Business Staffing, Inc., a wholly owned subsidiary of Kaiser, entered into that certain Assignment and Assumption Agreement for Supplemental Executive Retirement Plans (the “Agreement”). In summary, Business Staffing assigned the assets of two existing supplemental executive retirement plans owned by their respective trusts to Kaiser and Kaiser assumed the obligations under each plan and trust agreement. Business Staffing, Inc. remains a participating employer under such supplemental executive retirement plans. The Agreement does not modify in any manner the amount or timing of benefits that maybe paid under such plans.

A copy of the Assignment and Assumption Agreement for Supplemental Executive Retirement Plans is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

10.1   Assignment and Assumption Agreement for Supplemental Executive Retirement Plans*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER VENTURES LLC
(Registrant)

Date: June 3, 2009	/s/ Terry L. Cook

(Signature)*

Terry L. Cook
Executive Vice President – General Counsel

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